UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
_______________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 25, 2009

AVIGEN, INC.
(Exact name of registrant as specified in charter)

Delaware	000-28272	13-3647113
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
incorporation)		No.)

1301 Harbor Bay Parkway
Alameda, California 94502
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (510) 748-7150

_____________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On August 25, 2009, The Pennsylvania Funds filed a class action lawsuit in the Superior Court of the State of California, County of Alameda, purportedly on behalf of the stockholders of Avigen, Inc., against Avigen and its directors, alleging that Avigen’s directors breached their fiduciary duties to the stockholders of Avigen in connection with the proposed acquisition of Avigen by MediciNova, Inc. The complaint seeks to enjoin the defendants from completing the acquisition as currently contemplated.

Avigen and its directors intend to take all appropriate actions to defend the suit.

It is possible that additional similar complaints may be filed in the future. If this does occur, Avigen does not intend to announce the filing of any similar complaints unless they contain allegations that are substantially distinct from those made in the pending action.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 26, 2009		AVIGEN, INC.

	By:	/s/ Andrew A. Sauter
Andrew A. Sauter
Chief Executive Officer